                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Minnesota Power, Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                           [GRAPHIC MATERIAL OMITTED]
                           MINNESOTA POWER, INC.
                              NOTICE AND PROXY STATEMENT










                                                ANNUAL MEETING OF SHAREHOLDERS
                                                [LOGO] Tuesday, May 9, 2000
                                                       Duluth, Minnesota

[LOGO OF MINNESOTA POWER]


                                                      March 17, 2000


Dear Shareholder:

         You are cordially invited to attend Minnesota Power's 2000 Annual Meeting of Shareholders on Tuesday, May 9, 2000 at 10:00 a.m. in the auditorium at the Duluth Entertainment Convention Center (DECC). The DECC is located on the waterfront at 350 Harbor Drive in Duluth. Free parking is available in the adjoining lot. On behalf of the Board of Directors, I encourage you to attend.

         Minnesota Power's strong 1999 operating results were spurred by significant earnings growth in our automotive and water businesses. This performance reflects the successful implementation of our strategy, "The Drive Toward 2000," crafted in 1995. At our Annual Shareholders Meeting this year, we will share the exciting vision of our new five-year plan, "Horizon 2005." Our goals: market leadership in each of our four businesses, accelerated financial performance, enhanced shareholder return, and completion of our transition to a multi-services company. Now, more than ever, Minnesota Power is more than Minnesota ... and more than power.

         At the Shareholders Meeting, twelve nominees will stand for election to the Board. This year I am pleased to announce that Ms. Glenda Hood, Mayor of Orlando, Florida, will stand for election to the Board. Over seven years of experience leading Orlando under a strong mayor system provide her with excellent credentials for service on the Board as your representative. Also, shareholders will vote on a resolution to appoint PricewaterhouseCoopers LLP as the Company's independent accountants.

         After our Annual Meeting, we invite you to visit with our directors, officers and employees over a box lunch in the Lake Superior Ballroom located within the DECC. If you plan to attend, please return the enclosed reservation card.

         It is important that your shares be represented at the Annual Meeting. Please sign, date and promptly return the enclosed proxy card in the envelope provided, or, if applicable, follow the easy instructions for phone or Internet voting.

         Thank you for your investment in Minnesota Power.

                                                      Sincerely,


                                                      Edwin L. Russell

                                                      Edwin L. Russell
                                                      Chairman, President and
                                                      Chief Executive Officer

                              MINNESOTA POWER, INC.
--------------------------------------------------------------------------------
             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS - MAY 9, 2000
--------------------------------------------------------------------------------

         The Annual Meeting of Shareholders of Minnesota Power, Inc. will be held in the auditorium at the Duluth Entertainment Convention Center, 350 Harbor Drive, Duluth, Minnesota, on Tuesday, May 9, 2000 at 10:00 a.m. for the following purposes:

         1. To elect a Board of 12 directors to serve for the ensuing year;

         2. To approve the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for 2000; and

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record on the books of the Company at the close of business on March 10, 2000 are entitled to notice of and to vote at the Annual Meeting.

         All shareholders are cordially invited and encouraged to attend the meeting in person. The holders of a majority of the shares entitled to vote at the meeting must be present in person or by proxy to constitute a quorum.

         Your early response will facilitate an efficient tally of your votes. If voting by mail, please sign, date and return the enclosed proxy card in the envelope provided. Alternatively, follow the enclosed instructions to vote by phone or the Internet.

By order of the Board of Directors,


Philip R. Halverson

Philip R. Halverson
Vice President, General Counsel
and Secretary

Dated at Duluth, Minnesota
March 17, 2000

         If you have not received the Minnesota Power 1999 Annual Report, which includes financial statements, kindly notify Minnesota Power Shareholder Services, 30 West Superior Street, Duluth, MN 55802-2093, telephone number 1-800-535-3056 or 1-218-723-3974, and a copy will be sent to you.

                              MINNESOTA POWER, INC.
                             30 West Superior Street
                             Duluth, Minnesota 55802

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

SOLICITATION

         The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of Minnesota Power, Inc. (Minnesota Power or Company) for use at the Annual Meeting of Shareholders to be held on May 9, 2000 and any adjournments thereof. The purpose of the meeting is to elect a Board of 12 directors to serve for the ensuing year, to approve the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for 2000 and to transact such other business as may properly come before the meeting. All properly submitted proxies received at or before the meeting, and entitled to vote, will be voted at the meeting.

         This Proxy Statement and the enclosed proxy card were first mailed on or about March 17, 2000. Each proxy delivered pursuant to this solicitation is revocable any time before it is voted, by written notice delivered to the Secretary of the Company.

         The Company expects to solicit proxies primarily by mail. Proxies also may be solicited in person and by telephone at a nominal cost by regular or retired employees of the Company. The expenses of such solicitation are the ordinary ones in connection with preparing, assembling and mailing the material, and also include charges and expenses of brokerage houses and other custodians, nominees, or other fiduciaries for communicating with shareholders. Additional solicitation of proxies will be made by mail, telephone and in person by Corporate Investor Communications, Inc., a firm specializing in the solicitation of proxies, at a cost to the Company of approximately $6,000 plus expenses. The total amount of such costs will be borne by the Company.

OUTSTANDING SHARES AND VOTING PROCEDURES

         The outstanding shares of capital stock of the Company as of March 10, 2000 were as follows:

Preferred Stock 5% Series ($100 par value)........................113,358 shares
Serial Preferred Stock A $7.125 Series (without par value)........100,000 shares
Serial Preferred Stock A $6.70 Series (without par value).........100,000 shares
Common Stock (without par value)...............................73,938,169 shares

         Each share of the Common Stock and preferred stocks of record on the books of the Company at the close of business on March 10, 2000 is entitled to notice of the Annual Meeting and to one vote.

         The affirmative vote of a majority of the shares of stock entitled to vote at the Annual Meeting is required for election of each director and the affirmative vote of a majority of the shares of stock present and entitled to vote is required for approval of the other items described in this Proxy Statement to be acted upon by shareholders. An automated system administered by Norwest Bank Minnesota, N.A. tabulates the votes. Abstentions are included in determining the number of shares present and voting and are treated as votes against the particular proposal. Broker non-votes are not counted for or against any proposal.

         Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies will be voted "FOR" the election of all nominees for director named herein, and "FOR" approval of PricewaterhouseCoopers LLP as the Company's independent accountants for 2000. If any other business is transacted at the meeting, all shares represented by valid proxies will be voted in accordance with the best judgment of the appointed Proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table lists the only persons known to the Company who owned beneficially as of March 10, 2000 more than 5 percent of any class of the Company's voting securities. Unless otherwise indicated, the beneficial owners shown have sole voting and investment power over the shares listed.

                                                                                            Number of Shares            Percentage
Title of Class                     Name and Address of Beneficial Owner                    Beneficially Owned          of the Class
--------------                     ------------------------------------                    ------------------          ------------
Serial Preferred                   ISACO                                                       150,000                    75.0%
Stock A                            c/o IDS Trust
                                   P.O. Box 1450
                                   Minneapolis, MN 55485
------------------------------------------------------------------------------------------------------------------------------------
Serial Preferred                   HARE & Co.                                                   30,000                    15.0%
Stock A                            c/o The Bank of New York
                                   P.O. Box 11203
                                   New York, NY 10286
------------------------------------------------------------------------------------------------------------------------------------
Serial Preferred                   Polly & Co.                                                  10,000                     5.0%
Stock A                            c/o The Bank of New York
                                   P.O. Box 11203
                                   New York, NY 10286
------------------------------------------------------------------------------------------------------------------------------------
Serial Preferred                   Sigler & Co.                                                 10,000                     5.0%
Stock A                            Chase Manhattan Bank
                                   P.O. Box 35308
                                   Newark, NJ 07101
------------------------------------------------------------------------------------------------------------------------------------
Common Stock                       Mellon Bank, N.A.                                         8,178,475*                   11.1%*
                                   One Mellon Bank Center
                                   Pittsburgh, PA 15258
------------------------------------------------------------------------------------------------------------------------------------

*Mellon Bank holds 8,178,475  shares in its capacity as Trustee of the Minnesota Power and Affiliated  Companies  Employee Stock
 Ownership Plan and Trust (ESOP). Generally,  these shares will be voted in accordance with instructions  received by Mellon Bank from participants in the ESOP.

         The following table presents the shares of Common Stock beneficially owned by directors, nominees for director, executive officers named in the Summary Compensation Table appearing subsequently in this Proxy Statement, and all directors and executive officers of the Company as a group, as of March 10, 2000. Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

                                              Options                                                              Options
                     Number of Shares       Exercisable                                   Number of Shares        Exercisable
Name of                Beneficially        within 60 days         Name of                   Beneficially        within 60 days
Beneficial Owner        Owned <F1>      after March 10, 2000      Beneficial Owner           Owned <F1>      after March 10, 2000
----------------        -----           --------------------      ----------------           -----           --------------------
Kathleen A. Brekken        5,763                3,180             Arend J. Sandbulte          71,560                4,496
Merrill K. Cragun         16,936                5,100             Nick Smith                   9,009                5,100
Dennis E. Evans           29,777                5,100             Bruce W. Stender            11,965                5,100
Glenda E. Hood               400                    0             Donald C. Wegmiller         16,221                5,100
Peter J. Johnson          20,990                5,100             John Cirello                18,717               36,495
George L. Mayer           11,688                4,616             Robert D. Edwards           42,432               45,224
Jack I. Rajala            12,050                5,100             John E. Fuller              11,250               27,990
Edwin L. Russell         140,541               58,097             James P. Hallett            14,403               40,914

All directors and
executive officers
as a group (26):         561,842              436,697

------------------------

<F1> Includes (i) shares as to which voting and investment power is shared with the person's spouse: Mr. Cragun - 1,000, Mr. Cirello
     - 16,717,  Mr.  Johnson - 20,990,  Mr.  Russell - 124,863,  Mr.  Sandbulte - 5,170,  Mr. Fuller - 1,928,  and all directors and officers as a group - 186,949;  (ii) shares owned by the person's spouse: Mr. Cragun - 1,378, Mr. Smith - 50, and all directors and officers as a group - 24,952; and (iii) shares held beneficially for the person's children:  Mr. Russell - 10,070; and (iv)
     shares held as trustee:  Mr. Mayer - 400. Each director and executive officer owns only a fraction of 1 percent of any class of
     Company stock and all directors and executive officers as a group also own less than 1 percent of any class of Company stock.

--------------------------------------------------------------------------------
                       ITEM NO. 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         It is intended that the shares represented by the proxy will be voted, unless authority is withheld, "FOR" the election of the 12 nominees for director named in the following section. Directors are elected to serve until the next annual election of directors and until a successor is elected and qualified or until a director's earlier resignation or removal. In the event that any nominee should become unavailable, which is not anticipated, the Board of Directors may provide by resolution for a lesser number of directors or designate substitute nominees, who would receive the votes represented by the enclosed proxy.

Nominees for Director                                             Director Since
---------------------                                             --------------

PHOTO       KATHLEEN A. BREKKEN, 50, Cannon Falls,  MN.  Member        1997
            of the Executive Compensation Committee.  President
            1997 and CEO of Midwest of Cannon  Falls,  Inc.,  a
            wholesale   distributor  of  seasonal  gift  items,
            exclusive collectibles, and distinctive home decor,
            with fifteen showrooms in major markets  throughout
            the United  States and Canada.  Board of Regents of
            St. Olaf College in Minnesota.
            --------------------------------------------------------------------

PHOTO       MERRILL K. CRAGUN, 67,  Brainerd,  MN. President of        1991
            Cragun  Corp.,  a  resort  and  conference  center.
            Director of Northern  Minnesota Public  Television.
            Vice President of the Minnesota Safety Council.
            --------------------------------------------------------------------

PHOTO       DENNIS E. EVANS, 61, Minneapolis, MN. Member of the        1986
            Executive Committee and the Executive  Compensation
            Committee.   President   and  CEO  of  the   Hanrow
            Financial  Group,  Ltd., a merchant  banking  firm.
            Director of Angeion Corporation.
            --------------------------------------------------------------------

PHOTO       GLENDA E. HOOD, 50, Orlando,  FL. Mayor of  Orlando          -
            Florida,  since 1992.  Chief  Executive  Officer of
            Orlando's City Administration, Chairman of the City
            Council,  and board member of the Orlando Utilities
            Commission.  Past President of the National  League
            of Cities.
            --------------------------------------------------------------------

PHOTO       PETER J. JOHNSON,  63,  Tower, MN.  Member  of  the        1994
            Audit  Committee.   Chairman   and  CEO  of  Hoover
            Construction   Company,   a   highway   and   heavy
            construction   contractor.   Chairman  of  Michigan
            Limestone  Operations,  which  quarries  and  sells
            limestone  on the Great  Lakes.  Director  of Queen
            City  Federal  Savings  and of Queen City  Bancorp,
            Inc.
            --------------------------------------------------------------------

                                                                  Director Since
                                                                  --------------
PHOTO       GEORGE L. MAYER, 55, Essex, CT. Member of the Audit        1996
            Committee.   Founder  and  President  of  Manhattan
            Realty  Group  which  manages  various  real estate
            properties  located  predominantly  in northeastern
            United  States.   A  consultant  to  the  board  of
            directors  of Schwaab,  Inc.,  one of the  nation's
            largest manufacturers of handheld rubber stamps and
            associated products.
            --------------------------------------------------------------------

PHOTO       JACK I. RAJALA, 60, Grand Rapids, MN. Member of the        1985
            Executive  Committee.  Chairman  and CEO of  Rajala
            Companies and Director and President of Rajala Mill
            Company,   which   manufacture  and  trade  lumber.
            Director  of  Grand  Rapids  State  Bank.  Board of
            Regents of Concordia College in Minnesota.
            --------------------------------------------------------------------

PHOTO       EDWIN  L.  RUSSELL,  55,   Duluth,   MN.  Chairman,        1995
            President and CEO of Minnesota  Power.  Chairman of
            the Executive  Committee.  Director of Tennant Co.,
            Edison Electric Institute, the Great Lakes Aquarium
            at Lake  Superior  Center,  United  Way of  Greater
            Duluth and Minnesota Public Radio.
            --------------------------------------------------------------------

PHOTO       AREND J. SANDBULTE,   66,   Duluth,   MN.    Former        1983
            Chairman,  President  and CEO of  Minnesota  Power.
            Member  of the  Executive  Committee.  Director  of
            St.  Mary  Land and  Exploration  Company,  and the
            Community  Board of Norwest Bank  Minnesota  North.
            Chairman  and  Director  of Iowa  State  University
            Foundation. Director and immediate past Chairman of
            the Great Lakes Aquarium at Lake Superior Center.
            --------------------------------------------------------------------

PHOTO       NICK SMITH, 63, Duluth, MN. Member of the Executive        1995
            Committee and the Executive Compensation Committee.
            Chairman and CEO of Northeast Ventures Corporation,
            a venture firm investing in northeastern Minnesota.
            Chairman of Community  Development  Venture Capital
            Alliance, a national association. Director of North
            Shore Bank of Commerce. Director and founding Chair
            of Great Lakes Aquarium at Lake Superior Center. Of
            counsel to Fryberger,  Buchanan, Smith & Frederick,
            P.A.
            --------------------------------------------------------------------

PHOTO       BRUCE W. STENDER, 58, Duluth, MN.  Chairman  of the        1995
            Audit  Committee.  President  and  CEO of  Labovitz
            Enterprises,  Inc.  which  owns and  manages  hotel
            properties. Trustee of the C. K. Blandin Foundation
            and member of the Chancellor's  Advisory  Committee
            for the University of Minnesota Duluth.
            --------------------------------------------------------------------

PHOTO       DONALD C. WEGMILLER, 61,  Minneapolis, MN. Chairman        1992
            of the Executive Compensation  Committee. President
            and  CEO  of   HealthCare  Compensation Strategies,
            a  national  executive  and  physician compensation
            and  benefits  consulting firm.  Director of LecTec
            Corporation,  Medical  Graphics Corporation, Possis
            Medical, Inc.,  SelectCare, Inc.  and  JLJ  Medical
            Devices International, LLC.
            --------------------------------------------------------------------

BOARD AND COMMITTEE MEETINGS IN 1999

         During 1999 the Board of Directors held 5 meetings. The Executive Committee, which held 8 meetings during 1999, provides oversight of corporate financial matters, performs the functions of a director nominating committee, and is authorized to exercise the authority of the Board in the intervals between meetings. Shareholders may recommend nominees for director to the Executive Committee by addressing the Secretary of the Company, 30 West Superior Street, Duluth, Minnesota 55802. The Audit Committee, which held 7 meetings in 1999, recommends the selection of independent accountants, reviews and evaluates the Company's accounting practices, reviews periodic financial reports to be provided to the public and reviews and recommends approval of the annual audit report. The Executive Compensation Committee, which held 4 meetings in 1999, establishes compensation and benefit arrangements for Company officers and other key executives, intended to be equitable, competitive with the marketplace, and consistent with corporate objectives. All directors attended 75 percent or more of the aggregate number of meetings of the Board of Directors and applicable committee meetings in 1999.

DIRECTOR COMPENSATION

         Employee directors receive no additional compensation for their services as directors. In 1999 the Company paid each non-employee director an annual retainer fee of $5,000 and 1,000 shares of Common Stock under the terms of the Company's Director Stock Plan. In addition, each non-employee director was paid $950 for each Board, Committee, and subsidiary board meeting attended, except that $500 was paid for attendance at a second meeting held the same day as another meeting. Each non-employee director who is the Chairman of a Committee received an additional $150 for each Committee meeting attended. A $250 fee was paid for all conference call meetings. Directors may elect to defer all or a part of the cash portion of their retainer and meeting fees. The shares of Common Stock paid to directors with respect to 1999 had an average market price of $19.64 per share.

         Under the Director Long-Term Stock Incentive Plan, effective January 1, 1996, non-employee directors receive automatic grants of 1,500 stock options every year and performance shares valued at $10,000 every other year. The stock options vest 50 percent after the first year, the remaining 50 percent after the second year and expire on the tenth anniversary of the date of grant. The exercise price for each grant is the closing sale price of Company Common Stock on the date of grant. The performance periods for performance shares end on December 31, the year following the date of grant. Dividend equivalents in the form of additional performance shares accrue during the performance period and are paid only to the extent the underlying grant is earned. The performance goal of each performance period is based on Total Shareholder Return for the Company in comparison to Total Shareholder Return for 16 diversified electric utilities. During the four-year performance period ending December 31, 1999, shareholders of the Company realized a Total Shareholder Return of 52.2 percent on their investment in Minnesota Power Common Stock, ranking the Company number 10 among the 16 diversified utilities. With this ranking under the plan, the directors each earned 321 shares of Common Stock, an award equal to 62.5 percent of their target performance share award. Fifty percent of this performance share award was paid in stock at the end of the performance period. The remaining 50 percent will be paid in stock, half on the first anniversary of the end of the performance period and half on the second anniversary thereof.

PROPOSALS OF SHAREHOLDERS FOR THE 2001 ANNUAL MEETING

         All proposals from shareholders to be considered for inclusion in the Proxy Statement relating to the Annual Meeting scheduled for May 8, 2001 must be received by the Secretary of the Company at 30 West Superior Street, Duluth, Minnesota 55802, not later than November 16, 2000. In addition, the persons to be named as proxies in the proxy cards relating to that Annual Meeting may have the discretion to vote their proxies in accordance with their judgment on any matter as to which the Company did not have notice prior to February 5, 2001, without discussion of such matter in the proxy statement relating to that Annual Meeting.

COMPENSATION OF EXECUTIVE OFFICERS

         The following information describes compensation paid in the years 1997 through 1999 for the Company's named executive officers.

                                                     SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                   Annual Compensation<F1>              Long-Term Compensation
                                                   -----------------------              ----------------------
                                                                                    Awards                 Payouts
                                                                          ---------------------------      -------
  Name                                                                    Restricted       Securities                      All
  and                                                                      Stock           Underlying        LTIP         Other
  Principal                                         Salary       Bonus     Award(s)          Options        Payouts       Comp.<F5>
  Position                                 Year       ($)         ($)        ($)               (#)           ($)           ($)
 -----------------------------------------------------------------------------------------------------------------------------------
  Edwin L. Russell                         1999     475,939     744,110           0          94,241        197,396       69,477
  Chairman, President                      1998     423,847     580,285     100,000<F2>      40,000        347,318       63,212
  and Chief Executive Officer              1997     356,731     700,789           0          27,320        401,138       40,912

  James P. Hallett                         1999     271,908     276,210           0          26,004        266,107<F4>   32,963
  Executive Vice President;                1998     236,178     268,570           0           7,480         28,343       30,660
  President and CEO of ADESA               1997     209,820     193,600           0          20,432         53,182       13,556

  John E. Fuller                           1999     254,923     265,980           0          32,046         78,539       37,672
  Executive Vice President; President      1998     220,231     251,450           0           6,902         28,343       30,723
  and CEO of Automotive Finance Corp.      1997     200,731     190,820           0          15,932         53,182        9,572

  Robert D. Edwards                        1999     276,308     234,199           0          27,764         93,192       44,403
  Executive Vice President;                1998     254,885     223,356           0           8,058        214,942       36,190
  President of MP Electric                 1997     232,769     176,593           0          12,144        234,233       32,926

  John Cirello                             1999     240,538     212,320           0          24,346         83,449       30,271
  Executive Vice President; President      1998     222,731     172,591           0           7,004         46,220       25,144
  and CEO of MP Water Resources            1997     209,874     112,474     109,500<F3>      10,432         86,587       26,236
------------------------------------------------------------------------------------------------------------------------------------

  <F1> Amounts shown include  compensation earned by the named  executive officers,  as  well  as amounts earned but deferred at the election of those  officers.  The "Bonus" column is comprised of amounts earned pursuant to Results Sharing and the Executive
       Annual Incentive Plan.
  <F2> The amount shown  represents the  value  of 5,094 shares  of  restricted  Common Stock granted on May 7, 1998 pursuant to the
       Executive  Long-Term  Incentive  Compensation  Plan. The award vested in full on January 2, 2000. On December 31, 1999, 5,094 shares, valued at $86,280, remained restricted. Mr. Russell receives non-preferential dividends on this stock.
  <F3> The amount shown represents the  value of 8,000 shares  of restricted  Common Stock  granted on  January 2, 1997  pursuant to the Executive Long-Term Incentive Compensation Plan. The award vested in full on January 2, 2000. On December 31, 1999, 2,000 shares, valued at $33,875, remained restricted. Mr. Cirello receives non-preferential dividends on this stock.
  <F4> Includes a supplemental payment based  upon  significantly exceeding  multi-year financial performance targets established in
       1996.
  <F5> The amounts shown for 1999 include the following Company contributions for the named executive officers:

                                                                                            Annual Company
                                      Annual Company             Annual Company           Contribution to the
                                    Contribution to the        Contribution to the           Supplemental
                                     Flexible Benefit/           Employee Stock                Executive
        Name                           401(K) Plans              Ownership Plan             Retirement Plan
        --------------------       --------------------        -------------------        -------------------
        Edwin L. Russell                  $7,280                     $3,751                     $58,446
        James P. Hallett                   1,600                          0                      31,363
        John E. Fuller                     3,840                          0                      33,832
        Robert D. Edwards*                 7,280                      3,751                      25,194
        John Cirello                      16,056                          0                      14,215
        --------------------
        *The  amount  shown  in the  Summary  Compensation  Table  for Mr.  Edwards includes $8,178 of above-market interest on compensation deferred under an executive  investment plan. The Company made investments in corporate-owned life insurance which will recover the cost of this above-market  benefit if actuarial factors and other assumptions are realized.


                                                 OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Grant
                                        Individual Grants                                                       Date Value
----------------------------------------------------------------------------------------------------------    -------------

                                  Number of           % of Total
                                 Securities             Options
                                 Underlying           Granted to         Exercise or                            Grant Date
                                   Options           Employees in        Base Price         Expiration        Present Value
     Name                        Granted (#)          Fiscal Year          ($/Sh)              Date                ($)<F3>
     -----------------------     -----------         ------------        -----------        ----------        -------------
     Edwin L. Russell
       New Options<F1>             40,000                 4.6              21.9375         Jan. 4, 2009          135,132
       New Options                 15,890                 1.8              21.5000         Jan. 4, 2009           53,681
       Replacement Options<F2>     19,297                 2.2              19.6250         Jan. 2, 2006           65,031
       Replacement Options         19,054                 2.2              19.6250         Jan. 2, 2007           67,070

     James P. Hallett
       New Options                 26,004                 3.0              21.9375         Jan. 4, 2009           87,849

     John E. Fuller
       New Options                 25,692                 2.9              21.9375         Jan. 4, 2009           86,795
       Replacement Options          6,354                 0.7              16.5625         Jan. 2, 2007           18,490

     Robert D. Edwards
       New Options                 27,764                 3.2              21.9375         Jan. 4, 2009           93,795

     John Cirello
       New Options                 24,346                 2.8              21.9375         Jan. 4, 2009           82,248
---------------------------------------------------------------------------------------------------------------------------

<F1>  New options vest 50 percent on January 4, 2000 and 50 percent on January 4, 2001. Options  granted to the top 7 executives  of the Company  include a replacement option  feature  (see  note 2  below)  and  are subject  to a change-in-control acceleration provision.
<F2>  Replacement  options (also known as ownership  retention  options or reload  options) are intended to encourage share ownership. They typically do not provide stock appreciation opportunity greater than the original options.
      In addition, they do not result in an increase in equity position,  which is the total combined number of shares and options held. Replacement options are granted when the executive uses his shares of Common Stock to fund the exercise price of stock options.  One  replacement  option is granted to replace each share that is delivered by the executive as payment for the purchase price of shares being acquired through the exercise of a stock option.
      Replacement options become exercisable twelve months after their grant date and terminate on the expiration date of the option that they  replace.  The exercise  price of  replacement  options is equal to the closing price of
      Minnesota Power's Common Stock on the grant date of the replacement  options. All replacement options granted in
      1999 have a replacement option feature.
<F3>  The grant date  dollar  value of the new options is based on a Minnesota Power binomial  ratio (as of January 4,
      1999) of .154. The binomial method is a complicated  mathematical  formula premised on immediate  exercisability and  transferability  of the  options,  which are not  features of the  Company's  options  granted to executive officers and other employees.  The values shown are theoretical and do not necessarily reflect the actual values the  recipients  may  eventually  realize.  Any actual value to the officer or other employee will depend on the extent to which the market value of the Company's  Common Stock at a future date exceeds the exercise  price. In addition to the option  exercise  price,  and the ten-year term of each option,  the following  assumptions  for modeling were used to calculate the values shown for the new options granted in 1999: expected dividend yield of
      4.839 percent (based on the most recent quarterly  dividend),  expected stock price volatility of .168 (based on
      250 trading days previous to January 4, 1999),  and the ten-year  option term and a risk-free  rate of return of
      4.65 percent (based on Treasury  yields).  The grant date dollar value of the replacement  options is based on a
      Minnesota Power binomial ratio determined using  assumptions that are materially  similar to those applicable to the new options.

                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                 AND FY-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------------------------
                                                                     Number of Securities               Value of Unexercised
                                                                    Underlying Unexercised                 In-the-Money
                        Shares Acquired      Value Realized          Options at FY-End (#)              Options at FY-End ($)
 Name                   on Exercise (#)           ($)             Exercisable    Unexercisable      Exercisable    Unexercisable
 -----------------      ---------------      --------------       -----------    -------------      -----------    -------------
 Edwin L. Russell            53,780              302,781             20,000          114,241                0               0

 James P. Hallett                 0                    0             24,172           29,744           66,404               0

 John E. Fuller               7,690               22,109             11,693           35,497           26,787           2,383

 Robert D. Edwards                0                    0             27,313           31,793           68,711               0

 John Cirello                     0                    0             20,820           27,848           49,970               0
--------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLANS

         The following table sets forth examples of the estimated annual retirement benefits that would be payable to participants in the Company's Retirement Plan and Supplemental Executive Retirement Plan after various periods of service, assuming no changes to the plans and retirement at the normal retirement age of 65:

                                                     PENSION PLAN
                                                   Years of Service
     -----------------------------------------------------------------------------------------------------------------
     Remuneration*                15                  20                  25                  30                 35
     -----------------------------------------------------------------------------------------------------------------
        $100,000               $12,000             $26,200             $31,200             $36,200            $41,200
         125,000                15,000              32,750              39,000              45,250             51,500
         150,000                18,000              39,300              46,800              54,300             61,800
         175,000                21,000              45,850              54,600              63,350             72,100
         200,000                24,000              52,400              62,400              72,400             82,400
         225,000                27,000              58,950              70,200              81,450             92,700
         250,000                30,000              65,500              78,000              90,500            103,000
         300,000                36,000              78,600              93,600             108,600            123,600
         400,000                48,000             104,800             124,800             144,800            164,800
         450,000                54,000             117,900             140,400             162,900            185,400
         500,000                60,000             131,000             156,000             181,000            206,000
         600,000                72,000             157,200             187,200             217,200            247,200
         700,000                84,000             183,400             218,400             253,400            288,400
         800,000                96,000             209,600             249,600             289,600            329,600
         900,000               108,000             235,800             280,800             325,800            370,800
       1,000,000               120,000             262,000             312,000             362,000            412,000
       1,100,000               132,000             288,200             343,200             398,200            453,200
       1,200,000               144,000             314,400             374,400             434,400            494,400
     -----------------------------------------------------------------------------------------------------------------
     *Represents  the  highest  annualized  average compensation (salary and bonus) received for 48 consecutive months during  the  employee's  last 15 years of service with the Company. For determination of the pension benefit, the
     48-month period for highest  average salary may be different from the 48-month  period of highest aggregate bonus compensation.



         Retirement benefit amounts shown are in the form of a straight-life annuity to the employee and are based on amounts listed in the Summary
Compensation Table under the headings Salary and Bonus. Retirement benefit amounts shown are not subject to any deduction for Social Security or other offset amounts. The Retirement Plan provides that the benefit amount at retirement is subject to adjustment in future years to reflect cost of living increases to a maximum adjustment of 3 percent per year. As of December 31, 1999, the executive officers named in the Summary Compensation Table had the following number of years of credited service under the plan:

         Edwin L. Russell     5 years        Robert D. Edwards     23 years
         James P. Hallett     5 years        John Cirello           5 years
         John E. Fuller       5 years

         With certain exceptions, the Internal Revenue Code of 1986, as amended,
(Code) restricts the aggregate amount of annual pension which may be paid to an employee under the Retirement Plan to $130,000 for 1999. This amount is subject to adjustment in future years to reflect cost of living increases. The Company's Supplemental Executive Retirement Plan provides for supplemental payments by the Company to eligible executives (including the executive officers named in the Summary Compensation Table) in amounts sufficient to maintain total retirement benefits upon retirement at a level which would have been provided by the Retirement Plan if benefits were not restricted by the Code.

REPORT OF BOARDS'S EXECUTIVE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         Described below are the compensation policies of the Executive Compensation Committee of the Board of Directors effective for 1999 with respect to the executive officers of the Company. Composed entirely of independent outside directors, the Executive Compensation Committee is responsible for recommending to the Board policies which govern the executive compensation program of the Company and for administering those policies. Since 1995 the Board has retained the services of William M. Mercer, Incorporated (Mercer), a benefits and compensation consulting firm, to assist the Executive Compensation Committee in connection with the performance of such responsibilities.

         The role of the executive compensation program is to help the Company achieve its corporate goals by motivating performance, rewarding positive results and enhancing Total Shareholder Return. Recognizing that the potential impact an individual employee has on the attainment of corporate goals tends to increase at higher levels within the Company, the executive compensation program provides greater variability in compensating individuals based on results achieved as their levels within the Company rise. In other words, individuals with the greatest potential impact on achieving the stated goals have the greatest amount to gain when goals are achieved and the greatest amount at risk when goals are not achieved.

         The program recognizes that, in order to attract and retain exceptional executive talent needed to lead and grow the Company's businesses, compensation must be competitive in the national market. To determine market levels of compensation for executive officers in 1999, the Executive Compensation Committee relied upon comparative information for general industrial companies provided by Mercer. The Committee determined that, because of the Company's diversified operations, general industry data is the most appropriate market benchmark for the executive officers. All data were analyzed to determine median compensation levels for comparable positions in comparably sized companies, as measured by revenue. While the companies represented in the Mercer survey data are not the same as those in the peer group used in the performance graph, the Committee believes that these companies are appropriate for market compensation comparison, primarily because they are approximately the same size as the Company as measured by revenue.

         Code Section 162(m) generally disallows a tax deduction to public companies for compensation over $1 million paid for any fiscal year to each of the corporation's CEO and four other most highly compensated executive officers as of the end of any fiscal year. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The stock options and performance shares granted to the executive officers under the Executive Long-Term Incentive Compensation Plan are intended to qualify as performance-based compensation within the meaning of Code Section 162(m) and should therefore be fully deductible for federal income tax purposes.

         As described below, executive officers of the Company receive a compensation package which consists of four basic elements: base salary, performance-based compensation, supplemental executive benefits and perquisites. The CEO's compensation is discussed separately.

BASE SALARY

         Base salaries are set at a level so that, if the target level of performance is achieved under the performance-based plans as described below, executive officers' total compensation, including amounts paid under each of the performance-based compensation plans, will be near the midpoint of market compensation as described above.

PERFORMANCE-BASED COMPENSATION

         The performance-based compensation plans of the Company are intended by the Executive Compensation Committee to reward executives for achieving financial and non-financial goals which the Committee determines will be required to achieve the Company's strategic and budgeted goals.

         Performance goals under performance-based plans are established in advance by the Executive Compensation Committee and the Board of Directors. Target performance meets budgeted financial goals and, in the case of the long-term plan, may for some executives include a Total Shareholder Return goal of at least median performance as measured against the peer group companies described below. Total Shareholder Return is defined as stock price appreciation plus dividends reinvested on the ex-dividend date throughout the relevant performance period, divided by the fair market value of a share at the beginning of the performance period. With target performance, plus the value of stock options granted, executive compensation will be near the midpoint of the relevant market. If no performance awards are earned, and no value is attributed to the stock options granted, compensation of the Company's executive officers would be significantly below the midpoint market compensation level, while performance at increments above the target level will result in total compensation above the midpoint of the market.

         The Company's performance-based compensation plans include:

      - RESULTS SHARING. The Results Sharing award opportunity rewards annual performance of the executive's responsibility area as well as overall corporate performance. Awards are available to all employees in the electric, water and corporate groups on the same percentage-of-pay basis. Target financial performance will result in an award of 5 percent of base salary, assuming non-financial goals established by the Executive Compensation Committee are also accomplished.

      - EXECUTIVE ANNUAL INCENTIVE PLAN. The Executive Annual Incentive Plan is intended to focus executive attention on meeting and exceeding annual financial and non-financial business unit goals established by the Executive Compensation Committee. For 1999, financial goals were business unit contributions to net income, operating cash returns on investment, operating free cash flow, and earnings per share. These financial performance measures were chosen by the Committee because of their positive correlation over time with the Total Shareholder Return achieved by the Company for its shareholders. Target level performance is earned if budgeted financial results are achieved. The results shown on the Summary Compensation Table reflect substantially above-budget financial operating performance of the Company in 1999.

      -  LONG-TERM   INCENTIVE  PLAN  (LTIP).   Under  the  Executive  Long-Term
         Incentive Compensation Plan implemented in 1996, the executive officers, other than the CEO, of the Company have been awarded stock options annually and performance shares biennially having in the aggregate target award values ranging from 30 percent to 50 percent of their base salaries. The value of the award opportunity is allocated between stock options and performance shares. The stock options will have value only if the Common Stock price appreciates. The performance shares granted to the corporate group have value if, in 2 years from the grant date, the Total Shareholder Return of the Company, over a 4-year performance measurement period determined in advance by the Board of Directors, ranks at least 11th in a peer group of 16 diversified electric utilities adopted by the Executive Compensation Committee as appropriate comparators. Twenty-five percent of the performance share award to business unit executives is based on the foregoing ranking, and 75 percent is based on other financial measures selected by the Committee because of their correlation over time with Total Shareholder Return. Dividend equivalents accrue on performance shares during the performance period and are paid in Common Stock only to the extent performance goals are achieved. The maximum payout is 200 percent of the target award. If earned, the performance shares will be paid in Common Stock with 50 percent of the award paid after the end of the performance period, 25 percent on the first anniversary of the end of the performance period and 25 percent on the second anniversary. For the 4-year performance period ending December 31, 1999, shareholders of the Company realized a Total Shareholder Return of 52.2 percent on their investment in Minnesota Power Common Stock, ranking the Company number 10 among the 16-member peer group.

         The Executive Compensation Committee has determined that these awards are consistent with its philosophy of linking a significant portion of the executive officers' compensation to the performance of the Company as measured by Total Shareholder Return or by other measures of financial performance which correlate over time with Total Shareholder Return.

SUPPLEMENTAL EXECUTIVE BENEFITS

         The Company has  established a Supplemental  Executive  Retirement Plan
(SERP) to compensate certain employees, including the executive officers, equitably by replacing benefits not provided by the Company's Flexible

Benefit Plan and the Employee Stock Ownership Plan due to government-imposed limits and to provide retirement benefits which are competitive with those offered by other businesses with which the Company competes for executive talent. The SERP also provides employees whose salaries exceed the salary limitations for tax-qualified plans imposed by the Code with additional benefits such that they receive in aggregate the benefits they would have been entitled to receive had such limitations not been imposed.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Executive Compensation Committee has endeavored to provide Mr. Russell with a compensation package that is at the 50th percentile of compensation paid by general industrial companies with revenue comparable to the Company. The Committee has designed Mr. Russell's compensation package to provide substantial incentive to achieve and exceed the Board's financial performance goals for the Company and Total Shareholder Return goals for the Company's shareholders.

         In June 1999, the Board of Directors increased Mr. Russell's annual base salary 7.9 percent. Approximately half of this increase was to align his base salary with the median of comparably sized companies and the other half related to his contributions to the performance of the Company. Under the Company's Results Sharing Plan, Mr. Russell was awarded $44,738, or 9.1 percent of his base salary, based 50 percent on earnings performance and 50 percent on an average of business unit Results Sharing awards. Under the Executive Annual Incentive Plan in 1999, Mr. Russell earned an award of $699,372, or 142 percent of his base salary, which rewarded Mr. Russell for achieving 1999 earnings results significantly above target, as well as for achievement of non-financial goals, all established by the Executive Compensation Committee.

         Mr. Russell's compensation also contains elements which motivate him to focus on the longer-term performance of the Company. Under the Executive Long-Term Incentive Compensation Plan, Mr. Russell was awarded annual target opportunities with a value equal to 80 percent of his base salary. This value has been allocated 70 percent to stock options awarded annually and 30 percent to performance shares awarded in even-numbered years. The stock options and performance shares have the same characteristics as those issued to other executive officers as described above. For the 4-year period ending December 31, 1999, shareholders of the Company realized a Total Shareholder Return of 52.2 percent on their investment, ranking the Company number 10 among the 16-member utility peer group. As a result, Mr. Russell earned performance shares equalling
62.5 percent of the target award.

March 17, 2000
                    Executive Compensation Committee

                    Donald C. Wegmiller, Chairman
                    Kathleen A. Brekken
                    Dennis E. Evans
                    Nick Smith

MINNESOTA POWER COMMON STOCK PERFORMANCE

         The following graph compares the Company's cumulative Total Shareholder Return on its Common Stock with the cumulative return of the S&P 500 Index and the S&P Utilities Index, a capitalization-weighted index of 26 stocks, which is designed to measure the performance of the electric power utility company sector of the S&P 500 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Because this composite index has a broad industry base, its performance may not closely track that of a composite index comprised solely of electric utilities. The calculations assume a $100 investment on December 31, 1994 and reinvestment of dividends on the ex-dividend date.

[GRAPHIC MATERIAL OMITTED - PERFORMANCE GRAPH]

                           Total Shareholder Return for the Five Years Ending December 31, 1999
                                          1994         1995         1996       1997         1998          1999
                                          ----         ----         ----       ----         ----          ----
Minnesota Power                          100.00       121.12       126.40     213.31       226.37        184.31
S&P Utilities Index (Electric)           100.00       131.09       130.68     164.98       190.50        153.73
S&P 500 Index                            100.00       137.54       169.09     225.48       289.93        350.93

--------------------------------------------------------------------------------
               ITEM NO. 2 - APPOINTMENT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         The Audit Committee of the Board of Directors of the Company has recommended the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the year 2000. PricewaterhouseCoopers LLP has acted in this capacity since October 1963.

         A representative of the accounting firm will be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

         In connection with the 1999 audit, PricewaterhouseCoopers LLP reviewed the Company's annual report, examined the related financial statements, and reviewed interim financial statements and certain of the Company's filings with the Federal Energy Regulatory Commission and the Securities and Exchange Commission.

         The  Board  of  Directors   recommends  a  vote  "FOR"   approving  the
appointment  of   PricewaterhouseCoopers   LLP  as  the  Company's   independent
accountants for 2000.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other business to be presented at the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy card to vote pursuant to the proxies in accordance with their judgment in such matters.

         All shareholders are asked to promptly return their proxy in order that the necessary vote may be present at the meeting. We respectfully request that you sign and return the accompanying proxy card at your earliest convenience.

By order of the Board of Directors,
Dated March 17, 2000


Philip R. Halverson

Philip R. Halverson
Vice President, General Counsel
and Secretary

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

                           [LOGO OF MINNESOTA POWER]



[LOGO OF MINNESOTA POWER]                     PROXY CARD AND VOTING INSTRUCTIONS
    Minnesota Power, Inc., 30 West Superior Street, Duluth, Minnesota 55802-2093
--------------------------------------------------------------------------------
          This Proxy is Solicited on Behalf of the Board of Directors.

Edwin L. Russell and Philip R. Halverson or either of them, with power of substitution, are hereby appointed Proxies of the undersigned to vote all shares of Minnesota Power stock owned by the undersigned at the Annual Meeting of Shareholders to be held in the auditorium at the Duluth Entertainment Convention Center, 350 Harbor Drive, Duluth, Minnesota, at 10:00 a.m. on Tuesday, May 9, 2000, or any adjournments thereof, with respect to the election of Directors, the appointment of independent accountants, and any other matters as may properly come before the meeting.

This Proxy confers authority to vote each proposal listed on the other side unless otherwise indicated. If any other business is transacted at said meeting, this Proxy shall be voted in accordance with the best judgment of the Proxies. The Board of Directors recommends a vote "FOR" each of the listed proposals. This Proxy is solicited on behalf of the Board of Directors of Minnesota Power and may be revoked prior to its exercise. Please mark, sign, date and return this Proxy card using the enclosed envelope. Shares cannot be voted unless this Proxy card is signed and returned, or other specific arrangements are made to have the shares represented at the meeting. By returning your Proxy promptly, you may help save the costs of additional Proxy solicitations.

                      See reverse for voting instructions.

                                                       COMPANY #
                                                       CONTROL #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE -  1-800-240-6326 - QUICK *** EASY *** IMMEDIATE
- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 8, 2000.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above.
- Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -  http://www.eproxy.com/mpl/ - QUICK *** EASY *** IMMEDIATE
- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 8, 2000.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Minnesota Power, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.


      If you vote by Phone or Internet, Please do not mail your Proxy Card

                               Please detach here
--------------------------------------------------------------------------------

          The Board of Directors Recommends a Vote FOR Items 1 and 2.

1. Election of Directors:
   01 Brekken   05 Johnson   09 Sandbulte    / / Vote FOR      / / Vote WITHHELD
   02 Cragun    06 Mayer     10 Smith            all nominees      from all
   03 Evans     07 Rajala    11 Stender          except as         nominees
   04 Hood      08 Russell   12 Wegmiller        marked

(Instructions: To withhold authority to vote for any indicated
nominee, write the number(s) of the nominee(s) in the box
provided to the right.)
                                                           /                   /

2. Appointment of PricewaterhouseCoopers LLP
   as independent accountants.      / / FOR       / / AGAINST       / / ABSTAIN



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                        ---


Address Change? Mark Box / / Indicate changes below: Date:               , 2000
                                                          ---------------





                                                    /                          /
                                                    Signature(s) in Box
                                                    Please sign exactly as your
                                                    name(s) appear on Proxy. If
                                                    held in joint tenancy, all
                                                    persons must sign. Trustees,
                                                    administrators, etc., should
                                                    include title and authority.
                                                    Corporations should provide
                                                    full name of corporation and
                                                    title of authorized officer
                                                    signing the proxy.

                                                     April __, 2000



Dear Shareholder:

         We have not yet received your vote on issues to come before the Annual Meeting of Minnesota Power shareholders on May 9, 2000. Proxy materials were sent to you on March 17, 2000. Please take time to vote the enclosed copy of your proxy using one of the three options available to you:

1. Mail - Complete the enclosed duplicate proxy card and return it in the self-addressed stamped envelope;

2. Telephone - Call the 800 number listed on the proxy card and follow the instructions; or

3. Internet - Log onto the web site listed on the proxy card and follow the instructions.

         We again extend to you a cordial invitation to attend Minnesota Power's Annual Meeting of Shareholders to be held in the auditorium of the Duluth Entertainment Convention Center, 350 Harbor Drive, Duluth, Minnesota on Tuesday, May 9, 2000 at 10:00 a.m..

         Your prompt response will be appreciated.

                                                     Sincerely,




                                                     Philip R. Halverson

Enclosures